UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/22/2009

Kraft Foods Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16483

Virginia	52-2284372
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Three Lakes Drive, Northfield, IL 60093-2000
(Address of principal executive offices, including zip code)

(847) 646-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On June 22, 2009, Kraft Foods Inc. issued a press release announcing Mr. Searer's retirement and the forthcoming appointment of W. Anthony Vernon as President, Kraft Foods North America.   A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)   See Exhibit Index for a complete list of exhibits being filed with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

Date: June 22, 2009	By:	/s/ Marc S. Firestone
Marc S. Firestone
Executive Vice President, Corporate & Legal Affairs and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Kraft Foods Inc. Press Release, dated June 22, 2009.